Exhibit 10.42

EXECUTION COPY

AMENDMENT NO. 3

Dated as of November 23, 2015

to

CREDIT AGREEMENT

Dated as of October 12, 2011

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of November 23, 2015 by and among C. R. Bard, Inc., a New Jersey corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Credit Agreement dated as of October 12, 2011 by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to provide additional commitments under and make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as defined below), the parties hereto agree that the Credit Agreement shall be amended as follows:

(a) The definition of “Commitment” appearing in Section 1.01 of the Credit Agreement is amended to restate the final two sentences thereof in their entirety to read as follows:

The amount of each Lender’s Commitment as of the Amendment No. 3 Effective Date is set forth on Schedule 1.01, or in the Assignment and Assumption or other agreement pursuant to which such Lender shall have assumed its Commitment, as applicable. As of the Amendment No. 3 Effective Date, the aggregate amount of the Commitments is $1,000,000,000.

(b) The definition of “Commitment Termination Date” appearing in Section 1.01 of the Credit Agreement is amended to delete the reference to “November 18, 2019” appearing therein and to replace such reference with “November 23, 2020”.

(c) Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in proper alphabetical order and, where applicable, replace the corresponding previously existing definitions:

“Amendment No. 3 Effective Date” means November 23, 2015.

“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, and all similar laws, rules, and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries prohibiting bribery or corruption.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions (as of the Amendment No. 3 Effective Date, Crimea, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person 50 percent or more owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, or Her Majesty’s Treasury of the United Kingdom.

(d) Section 1.04 of the Credit Agreement is amended to add a new sentence at the end thereof as follows:

Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof.

(e) Section 2.03(a) of the Credit Agreement is amended to delete the reference to “12:00 noon”, appearing in clauses (i) and (ii) thereof and, in each case, to replace such references with “1:00 p.m.”.

(f) Section 2.06(c) of the Credit Agreement is amended to delete the reference to “$1,000,000,000” appearing in subclause (ii) thereof and to replace such reference with “$1,500,000,000”.

(g) Section 2.17(a) of the Credit Agreement is amended to delete the reference to “the Swingline Lender agrees to make Swingline Loans” appearing therein and to replace such reference with “the Swingline Lender may in its sole discretion make Swingline Loans”.

(h) A new Section 3.13 is added to the Credit Agreement immediately following Section 3.12 of the Credit Agreement as follows:

SECTION 3.13. Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures reasonably designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers and employees with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and, to the knowledge of the Borrower, their respective employees, officers and directors, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of the Borrower, any Subsidiary or to the knowledge of the Borrower, any of their respective directors, officers or employees is a Sanctioned Person. No Borrowing, Letter of Credit or use of proceeds will violate any Anti-Corruption Law or any Sanctions applicable to any party hereto.

(i) Schedule 1.01 to the Credit Agreement is amended and restated in its entirety in the form of Schedule 1.01 attached hereto.

2. New Lenders. The parties hereto hereby acknowledge and agree that:

(a) Each of the undersigned financial institutions that is not a party to the Credit Agreement prior to the Amendment No. 3 Effective Date (each, an “New Lender”) agrees to be bound by the provisions of the Credit Agreement and agrees that it shall, on the Amendment No. 3 Effective Date, become a Lender for all purposes of the Credit Agreement, with a Commitment as set forth on Schedule 1.01 attached hereto.

(b) Each undersigned New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and by the Credit Agreement and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) from and after the Amendment No. 3 Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder, and (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent, any Lender or any Issuing Bank; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Lender or any Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

3. Departing Lenders. The parties hereto hereby acknowledge and agree that:

(a) Santander Bank, N.A. (the “Departing Lender”) is entering into this Amendment solely to evidence its exit from the Credit Agreement and shall have absolutely no obligation hereunder. Upon the effectiveness hereof and the payment described in Section 3(b)(ii), the Departing Lender shall no longer (i) constitute a “Lender” for all purposes under the Loan Documents, (ii) be a party to the Credit Agreement and (iii) have any obligations under any of the Loan Documents, in each case, without further action required on the part of any Person; and

(b) Upon the effectiveness hereof: (i) the Departing Lender’s “Commitment” under the Credit Agreement shall be terminated, (ii) the Departing Lender shall have received payment in full in immediately available funds of all of its Loans, all interest thereon and all other amounts payable to it under the Credit Agreement, (iii) the Departing Lender shall not be a Lender hereunder as evidenced by its execution and delivery of its signature page hereto and (iv) the defined term “Lenders” in the Credit Agreement shall exclude the Departing Lender.

4. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 3 Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders (including the New Lenders and the Departing Lender), the Issuing Banks, the Swingline Lender and the Administrative Agent.

(b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 3 Effective Date) of (i) Drinker Biddle & Reath LLP, special New Jersey counsel for the Borrower and (ii) Weil, Gotshal & Manges LLP, special New York counsel for the Borrower, each covering such matters relating to the Borrower, this Amendment or the Credit Agreement as amended hereby as the Administrative Agent shall reasonably request (and the Borrower hereby instructs such counsels to deliver such opinions to the Lenders and the Administrative Agent).

(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and the Credit Agreement as amended hereby, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d) The Administrative Agent shall have received a certificate, dated the Amendment No. 3 Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in clauses (a) and (b) of the first sentence of Section 4.02 of the Credit Agreement (excluding, however, the first parenthetical clause in such clause (a)).

(e) The Administrative Agent shall have received, for the account of each Lender (including each New Lender but excluding the Departing Lender), an upfront fee in an amount equal to the amount previously disclosed to the Lenders.

(f) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of Latham & Watkins LLP, counsel to the Administrative Agent, that are due and payable on or prior to the Amendment No. 3 Effective Date and for which an invoice has been presented to the Borrower at least one Business Day prior to the Amendment No. 3 Effective Date) in connection with this Amendment.

5. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any such representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

6. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) The Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) On the Amendment No. 3 Effective Date, the Administrative Agent shall make such reallocations of each Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as are necessary in order that the Revolving Credit Exposure with respect to such Lender reflects such Lender’s Applicable Percentage of the Revolving Credit Exposure under the Credit Agreement as amended hereby. Each Departing Lender and each Lender hereby waives any compensation by the Borrower of any and all losses, costs and expenses incurred by such Departing Lender or Lender solely in connection with the sale and assignment of any Eurodollar Loans and the reallocation described in this clause (d) and occurring on the Amendment No. 3 Effective Date that would otherwise be due to such Departing Lender or Lender pursuant to Section 2.13 of the Credit Agreement.

(e) This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrower or its properties in the courts of any jurisdiction.

9. Headings. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

10. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by fax or other electronic transmission (including, without limitation, PDF) shall be effective as delivery of a manually executed counterpart of this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

C. R. BARD, INC., as the Borrower

By:	/s/ Christopher S. Holland
Name:	Christopher S. Holland
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Scott T. Lowry
Name:	Scott T. Lowry
Title:	Vice President and Treasurer

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as an Issuing Bank, as Swingline Lender and as Administrative Agent

By:	/s/ Joon Hur
Name:	Joon Hur
Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BANK OF AMERICA, N.A., individually as a Lender, as an Issuing Bank and as Syndication Agent

By:	/s/ David J. Bardwil
Name:	David J. Bardwil
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joe Ellerbroek
Name:	Joe Ellerbroek
Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Eric D. Koppelson
Name:	Eric D. Koppelson
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

TD BANK, N.A., as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Brian McNany
Name:	Brian McNany
Title:	Director

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jennifer Hwang
Name:	Jennifer Hwang
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Robert Moravac
Name:	Robert Moravac
Title:	Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

MIZUHO BANK, LTD., as a Lender

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

BANK OF CHINA, as a Lender

By:	/s/ Haifeng Xu
Name:	Haifeng Xu
Title:	Executive Vice President

Signature Page to Amendment No. 3 to

Credit Agreement dated as of October 12, 2011

C. R. Bard, Inc.

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the Amendment No. 3 Effective Date, it is no longer a party to the Credit Agreement

SANTANDER BANK, N.A. (f/k/a Sovereign Bank, N.A.), as a Departing Lender

By:	/s/ Justin Kleeberg
Name:	Justin Kleeberg
Title:	Executive Director